OTHER PROVISIONS	6 Months Ended
Jun. 30, 2018
OTHER PROVISIONS.
OTHER PROVISIONS

NOTE 12 — OTHER PROVISIONS

30 June 2018
US$’000
Balance at the beginning of the period	3,316
Changes in estimates	(1,031)
Settlements	(612)
Unwinding of discount	37
Balance at end of period (1)	1,710

 (1)As at 30 June 2018 $0.9 million was classified as current.

In 2016 the Company entered into an agreement with Schlumberger Limited (“Schlumberger”) to re‐fracture five Eagle Ford wells. Under the terms of the agreement, Schlumberger will be paid for the services, plus a premium (if applicable), from the incremental production generated by the re‐fractured wells above the forecasted base production prior to the re‐fracture work. The term of the agreement is five years, expiring in 2021. The estimate of the payout amount requires judgements regarding future production, pricing, operating costs and discount rates.